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3rd Quarter Report
October 19, 2000

Dear Shareholders:

        We ended the quarter with our net asset value unchanged from the previous quarter at $1.51.

        In August, Ultra-Scan formed a strategic alliance with Science Applications International Corporation (SAIC) in which SAIC will offer Ultra-Scan’s automated personal identification systems for live scan fingerprint applications. SAIC is the nation’s largest employee-owned research and engineering firm. SAIC’s $2,000,000 investment in Ultra-Scan was made through its venture capital affiliate and was priced at $15 per share. Rand has a long history with Ultra-Scan, having made its first investment in the company in 1992. In conjunction with SAIC’s investment, Rand converted its Note with Ultra-Scan to common stock and now owns 4% of Ultra-Scan, or 49,290 shares. Consistent with our valuation policy, we are valuing our investment at $7.50-per share due to the strategic nature of SAIC’s investment.

        We have revalued our holdings in ARIA-GLB Wireless Systems, Inc. to reflect changes in the price of their stock and also in Hammertime Kitchen and Bath Works, Inc., which has ceased operations. We have adjusted our valuations to reflect these events and to reflect the various guarantees associated with the Hammertime investment. These valuation changes in ARIA and Hammertime represented less than 3% of Rand’s net assets.

        While many of our portfolio companies are hitting key business milestones, we remain especially pleased with the progress of Pathlight Technology, Inc. and Fertility Acoustics, Inc. Both of these companies have made substantial progress in the execution of their business plan. We are hopeful of sharing more of their successes during the upcoming quarters.

        Thank you for your continued support and interest in Rand.

Allen F. Grum

President's Letter

Portfolio Valuation / September 30, 2000

Company and Business	Type of Investment	Date Acquired	Cost	9/30/00 Value	Per share of Rand	6/30/00 Value	Per share of Rand

American Tactile Corporation Medina, NY. Develops equipment and systems to produce signage. www.americantactile.com	Convertible Debentures at 8% due June 2000 and April 2001 with detachable warrants	6/23/95	150,000	50,000	0.01	50,000	0.01

ARIA Wireless Systems, Inc. (OTC:AWSI)* Buffalo, NY. Markets wireless radio transmission communication equipment. www.aria-glb.com	Common Stock - 488,000 shares $105,840 Demand Notes at 15%	5/23/97	543,840	227,840	0.04	349,840	0.06

BNKR, Inc. Bloomfield, MN. Provides turn-key solutions for on-line community banking. www.bnkr.com	Series A Convertible Preferred Stock - 200,000 shares Cumulative Dividend $0.08 per share per annum	5/30/00	200,000	200,000	0.03	200,000	0.03

BioWorks, Inc. Geneva, NY. Develops and manufactures biological alternative to chemical pesticides. www.bioworksbiocontrol.com	Series A Convertible Preferred Stock - 32,000 shares	11/6/95	56,000	56,000	0.01	56,000	0.01

Clearview Cable TV, Inc. New Providence, NJ. Cable television operator.	Common Stock - 400 shares	2/23/96	55,541	55,541	0.01	55,541	0.01

Contract Staffing Buffalo, NY. PEO providing human resource administration for small businesses. www.contract-staffing.com	Series A 8% Cumulative Preferred Stock - 10,000 shares	11/8/99	100,000	100,000	0.02	100,000	0.02

DataView, LLC Mt. Kisco, NY. Designs, develops and markets browser based software for investment professionals. www.marketgauge.com	5.5% Membership Interest	10/1/98	310,357	343,357	0.06	343,357	0.06

Fertility Acoustics, Inc. Buffalo, NY. Developer of proprietary methods to diagnose onset of ovulation.	Common Stock - 848,736 Shares	10/1/97	87,440	1,167,012	0.20	1,167,012	0.20

G-TEC Natural Gas Systems Buffalo, NY. Manufactures and distributes systems that allow natural gas to be used as an alternative fuel to gases. www.gas-tec.com.	41.67% Class A Membership Interest 8% Cumulative Dividend	8/31/99	300,000	300,000	0.05	300,000	0.05

Hammertime Kitchen & Bath Works, Inc. Clarence, NY. Exclusive Sears licensed installer of kitchens and baths.	Convertible Preferred Stock - 1,000 Shares Senior Subordinated Note at 12% due October 2000 Promissory Note at 15%, due August 1999	10/1/98	300,000	175,000	0.03	300,000	0.05

HCI Systems Kennebunk, ME. Facilities management software solution. www.hcisystems.com	Series B Preferred Stock - 67,000 Shares 5% Cumulative Dividend	12/15/99	100,500	100,500	0.02	100,500	0.02

MemberWare Technologies, Inc. Pittsford, NY. Internet company engaged in web related consulting services. www.memberware.com	Promissory Note at Prime Rate + 4.5% due September 2004. Common Stock - 40,000 Shares 34,000 warrants for shares of stock	9/16/99	100,000	150,000	0.03	150,000	0.03

MINRAD, Inc. Buffalo, NY. Developer of laser guided surgical devices. Merged with BioVector, Inc. December 1999.	595,506 Common Shares. 53,628 Preferred Shares	8/4/97	874,030	1,111,000	0.19	1,111,000	0.19

Pathlight Technology, Inc. Ithaca, NY. Develops SAN technology for computer industry. www.pathlight.com	Class A Series Convertible Preferred Stock - 200,000 shares with 6% cumulative dividend. Preferred Class B - 117,187 shares Class C Preferred Stock - 214,285 Shares 67,578 warrants for shares of stock	10/7/97	1,174,998	2,012,922	0.35	2,012,922	0.35

Platform Technology Holdings, LLC Charlottesville, VA. Provides sales support and management for unique medical businesses.	Two units with option for two additional units	9/24/97	8,045	60,000	0.01	60,000	0.01

TSS-Transnet Milton, Ontario. Canadian and U.S. trucking and logistics company.	Series A Preference Stock - 250 shares 12% Quarterly Dividend 250 warrants for common stock	6/1/00	250,000	250,000	0.04	250,000	0.04

Ultra-Scan Corporation Amherst, NY. Ultrasonic finger print technology. www.ultra-scan.com	Common Shares - 49,290	12/11/92	302,586	369,675	0.06

UStec, Inc. Victor, NY. Manufacturers and markets digital wiring systems for residential new home construction. www.ustecnet. com	Promissory Note at 12% due December 2003 50,000 common shares 2,500 warrants for common shares	12/17/98	100,500	150,000	0.03	150,000	0.03

Vanguard Modular Building Systems Philadelphia, PA. Leases and sells high-end modular space solutions. www.vanguardmodular.com	Preferred Units - 2,673 Units with Warrants	12/16/99	270,000	270,000	0.05	270,000	0.05

Preferred Stock Portfolio* ^ Merrill Lynch (MER-F), Motorola (MOT-A) Citicorp (CIH-A), Texaco (TXC-A)	Merrill Lynch - 11,000 shares; Motorola - 9,000 shares; Citicorp - 9,000 shares; Texaco - 11,000 shares	7/15/99	952,923	879,313	0.15	951,460	0.17

Other Investments	Other		863,997	236	0.04	25,163	0.01

	Total portfolio investments		6,831,171	8,028,396	1.40	8,002,795	1.40
	Cash and Cash equivalents			80,041	0.01	51,154	0.01

	Net receivables(payables)			124,389	0.02	114,871	0.02
	Net Assets before Taxes			8,232,826	1.43	8,168,820	1.43

	Tax provision (benefit)			(471,880)	(0.08)	(471,880)	(0.08)
	Net Assets			8,704,706		8,640,700
	Net Asset Value per Share (5,723,034 shares outstanding at June 30, 2000 and 5,748,034 shares outstanding at September 30, 2000)				1.51		1.51

* Publicly owned company          ^ Unrestricted securities

Note:        Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

RAND CAPITAL CORPORATION

Results from Annual Shareholders Meeting Held April 13, 2000
(1) Board of Directors Elections
      Reginald B. Newman II   Chairman of the Board
      Allen F. Grum

a,c          Luiz F. Kahl
g.            Erland E. Kailbourne
c,g          Ross B. Kenzie
a.           Willis S. McLeese
a,c,g       Jayne K. Rand

a - Member of audit committee        c - Member of compensation committee
g - Member of governance committee

Officers	Title	Email
Allen F. Grum Daniel P. Penberthy	President/CEO Chief Financial Officer	pgrum@randcap.com dpenberthy@randcap.com
Corporate Data	Stock Listing Transfer Agent and Registrar General Counsel Independent Accountants Number of Shareholders	NASDAQ SmallCap Market-symbol RAND Continental Stock Transfer & Trust Company/ www.continentalstock.com Hodgson, Russ, Andrews, Woods & Goodyear, LLP Deloitte & Touche LLP 823 (as of March 6, 2000)

Rand is actively seeking business opportunities for investment consideration. If you are aware of those businesses that may need Rand's support and assistance, please feel free to contact us.
Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
     Tel: 716-853-0802
     Fax: 716-854-8480
     www.randcapital.com